26 - Apr - 2013
Independent Bank Corp. (Massachusetts)
(INDB )
Q1 2013 Earnings Call

CORPORATE PARTICIPANTS

Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

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OTHER PARTICIPANTS

Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Mac Hodgson
Analyst, SunTrust Robinson Humphrey

David W. Darst
Analyst, Guggenheim Securities LLC

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MANAGEMENT DISCUSSION
SECTION

Operator: Good morning and welcome to the Independent Bank Corp. First Quarter 2013 Earnings Conference Call and Webcast. All participants will be in listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new informations, future events or otherwise. Please note this event is being recorded.

I would now like to turn the conference over to Mr. Christopher Oddleifson, President and CEO. Sir, please go ahead.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Thank you and good morning. And thank you everybody for joining us today. Denis Sheahan, our Chief Financial
Officer, will further discuss our quarterly performance following my comments.

While we ushered in 2013 with another solid quarter, we continue to capitalize on our competitive st rengths, expand our customer base, extend the reach of the Rockland Trust brand and derive organic growth. Core earnings in the first quarter amounted to $13.3 million or $0.58 per share. This represents healthy earnings growth of 9% over the prior year.

Operating fundamentals remained strong. We generated growth in our commercial portfolio despite having to rebuild the pipeline after a remarkable Q4 and amidst stiffening competition.

We continue to make excellent inroads to the C&I sector, as our client base of quality mid-sized companies steadily grows, and the increase in our construction portfolio illustrates a new economic activity in our area.

The investments we recently made in our commercial business are really paying off, and we're very committed to its future growth. We continue to add seasoned bankers to our ranks and our desire to add depth and greater sophistication to our relationship banking model. We have a large team of commercial bankers enabling us to see many potential deals throughout our footprint.

We also recently decided to expand our new investment management office, about to open in Boston, to accommodate commercial banking as well. You may recall a similar effort in our Providence office has proved very successful.

Total loan growth in the first quarter was tampered, however, by continued runoff in the resi mortgage portfolio where refinancing activity remains high. As many of you know, we sell the vast majority of the residential loans we originate.

Core deposit levels remain in good shape holding at 83% of total deposits, providing ample liquidity to our company and indicates our relationship focus and service excellence approach is working.

I should note that we continue to upgrade our online and mobile banking offerings to keep pace with the ever changing consumer preferences.

We continue to be encouraged by growth in our investment management business. Assets under administration or management have risen to $2.3 billion from $2 billion a year ago. Quarterly revenues have grown 9% over that same period.

Turning to the balance sheet, credit quality continues as a point of distinction for us. Net charge -offs were a low 11 basis points annualized in the first quarter. Non-performing asset and delinquency levels did pick up a bit, but remain quite manageable with no change in our provision outlook.

The picture on capital is quite good as well. Tangible common is heading back up again following the Central Bank acquisition, rising by about 20 basis points this quarter. Tangible book value growth has been a consistent story for us. It rose again in the first quarter and sits 4% above where it was a year ago despite absorbing the goodwill from the acquisition of Central Bank.

Speaking of Central Bank, the integration is proceeding quite smoothly. We completed a branch and major systems conversions during the first quarter. The Rockland Trust logo now adorns the nine branches added in attractive Middlesex County surrounding Boston. Customers in these branches will enjoy full access to our deeper product set and banking service. We continue to enjoy high levels of customer satisfaction, which will serve us well in these newer markets. We're in an aggressive marketing mode to capitalize on our brand and the added business opportunities there. And we remain fully confident in achieving the financial benefits of this combination.

Turning to the macro picture, it's still hard to gain any conviction as to the future direction of all the ups and downs of the economic indicators and the ongoing political paralysis in Washington. Massachusetts, particularly the eastern part of the state, has weathered the recession better than most of the nation.

Through February, the state regained all of the jobs lost this past recession with unemployment falling to 6.5%. The Boston area unemployment level fell to a seasonally adjusted 5.7%. Yet the impact of the sequestration cuts have yet to hit our sizeable research and defense-based sectors, other than perhaps curtailing their airline flight plans.

There's no question that the interest margin pressure on the industry is formidable. No signs of abating soon. While we're trying hard to seek ways to counter that, it's certainly not easy in the short-term. So, we're going to pursue a healthy - loan growth, fee income generation, deposit generation and intelligent expense control. What we won't do is to take a short-sighted approach. By loading up on investment securities, straying from our credit discipline, or taking a slash-and-burn expense program approach will undermine our ability to grow in the future.

Many observers keep expecting industry consolidation to pick up given all the earnings and regulatory pressure out there. It hasn't seemed to happen yet, but we remain optimistic, yet disciplined, on that front. Our game plan is to simply keep our eye on expanding customer relationships and profitably growing share. This is the best way to add future value.

We really like our franchise's position in the marketplace in that sweet spot of being large enough to meet today's customer needs and small enough to nimbly adapt to the changing environment. So, we remain confident that we're on the right path and our strength is exemplified by the increase in our quarterly dividend to $0.22 per share, recently approved by our Board.

That concludes my comments. Now, I'll turn it over to Denis.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Thanks, Chris, and good morning. Independent Bank Corp. reported net income of $12.3 million and GAAP diluted earnings per share of $0.54 in the first quarter of 2013 as compared to net income of $10 million and diluted earnings per share of $0.45 in the fourth quarter of last year.

Both quarters included merger and acquisition charges. And this first quarter included severance associated with outsourcing of the bank's mortgage operations as discussed last quarter. Excluding these items, diluted earnings per share on an operating basis were $0.58 in the first quarter of 2013 as compared to $0.61 in the fourth quarter of last year. Year-over-year diluted earnings per share improved by 4%.

I'll now review a number of key topics. As anticipated following a robust period of growth in 2012, and in particular a gangbuster fourth quarter, loans were essentially flat to year-end. However, commercial pipelines are rebuilding and prospects for a reemergence of growth look good. Asset quality trends were generally favorable and as expected the net interest margin continued to compress. I will expand on each of these items in greater detail in a moment.

Key performance ratios were solid in the first quarter with return on average assets and return on average equity on an operating basis at 96 basis points and 10.04% respectively.

Commercial loans grew at 5% on an annualized basis. Commercial and industrial continued a respectable growth path and, of note, construction activity is solid with linked-quarter growth of 12% on annualized and year-to-year growth of 43%.

The growth in construction continues to be driven by a good mix of commercial and residential development, the latter due to limited inventory. Commercial growth was offset by a reduction in the residential real estate portfolio due to refinancing activity combined with a slowing on the home equity side as expected.

The commercial loan approved pipeline has rebuilt to over $180 million, a 43% increase since last quarter. And we expect good growth to occur particularly in the second half of the year. While it is certainly competi tive, we have sufficient business development capability to generate the kind of opportunities we like. As an early indication, loans are up 1% already in April. In addition, as Chris mentioned, we plan to open an IMG office in Boston later this year and we've decided to expand that office to include a commercial lending presence.

Deposits were essentially flat in the first quarter, which is not unusual for us due to seasonal fluctuations. We're also seeing the beginning of business customers using excess funds to invest in new activity, which we view as an early sign of an improving economy. While this will negatively affect business deposit levels, it will in time be positive for lending activity.

As we begin the second quarter, advertising ramps up and we are optimistic of improved activity as the quarter progresses. Asset quality trends remain excellent. Net charge-offs were a very low 11 basis points on an annualized basis. Non-performing assets increased to $47 million in the quarter with overall levels quite manageable at 82 basis points of total assets.

Loan delinquency increased to 1.05% from 82 basis points at year-end. Most of this increase was in the commercial loan category and we have the credits well under control. Any loss associated with th ese credits is within the loss estimate for the year we provided last quarter. And finally there, we continue to feel really good about the state of our credit profile.

The net interest margin decreased as anticipated to 3.58% from 3.68% in the fourth quarter. 6 basis points of the compression is due to purchase accounting, which inflated the fourth quarter number.

Although, we continue to expect it to drift lower from here due to the ongoing pressure on earning asset yields facing our industry, the pace of compression should moderate, such that the average net interest margin for the year will be in the low 3.50s.

Non-interest income decreased by 8% largely due to tax credits, loan fees, and income on called securities, all recognized in the other non-interest income category in the prior quarter. We did experience growth in several other categories, most notably investment management. Non-interest expense on an operating basis grew 4% due to the inclusion of Central Bank's expenses for a full quarter, as well as snow removal and advertising. The Central Bank integration is well underway. We converted the bank to INDB systems in February. And we look forward to the potential the new market brings.

On the cost savings front, we targeted 40% in cost saves. At this point, we've accumulated 43% in saves. Quite honestly, we've been very successful in assimilating the banks we've acquired over the years. And we've learned how to take costs out quickly and efficiently.

In light of the interest rate environment, I thought it'll be useful to provide greater insight into our interest rate sensitivity. And we will provide greater detail in our 10-Q with a range of impacts in various rate scenarios for your information.

In summary, we're positioned for rising rates. Assuming a static balance sheet that is no loan growth, no asset growth, and the current interest rate environment, net interest income would decreased by 2% over the next year. Alternatively, assuming an instantaneous 200 basis point increase in rates, net interest income would increase 6% over the same one-year period.

It's important to remember these estimates are based upon a static balance sheet. So, again, we are positioned for rising rates as we believe that is appropriate in this operating environment. We feel that any near-term opportunity costs are being self positioned. It's far outweighed by the greater risk of being on the wrong side when rates move up quickly.

I'll now cover our earnings guidance for the rest of the year. At our last conference call, we anticipated operating diluted earnings per share performance for this year of between $2.28 and $2.38, which equates to 6% to 10% earnings per share growth. We continue to expect that performance. There were a few items worth noting as we move forward into the year.

Importantly, while loan net charge-offs were particularly low in this first quarter, we expect the full-year guidance of $10 million to $14 million to remain the same. In other words, don't continue to expect 11 basis points charge - off performance.

We expect charge-offs to increase modestly in the coming quarters, ending the year somewhere around 20 basis points to 25 basis points. The provision for loan losses is anticipated to stay in the range of $12 million to $16 million. The remainder of the full-year guidance is essentially the same. So, no doubt the interest rate environment is quite challenging. Clearly with a declining margin, non-interest revenue growth and expense control are paramount.

We've spoken frequently of our progress in growing non-interest revenue. But, rest assured, we're placing a keen eye on non-interest expense and practical steps we may take to reduce the rate of growth in light of our operating environment. This by no means, to use Chris' words, signals a slash-and-burn efficiency program, which is not our style, but rather commonsense, attentiveness to cause in the day-to-day running of the company. We are fortunate to operate a terrific franchise in great markets and look forward to achieving growth expected for this year.

That concludes my comments. Now, I'll open the call for question.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Operator, we're ready for questions.

QUESTION AND ANSWER SECTION

Operator: Thank you. We will now begin the question-and-answer session. [Operator Instructions] Our first question is from Mark Fitzgibbon with Sandler O'Neill & Partners. Go ahead please.
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Q

Good morning, gentlemen. This is Matt filling in for Mark.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Hi, Matt.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Good morning, Matt.
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Q Just a quick question. I'm sorry I missed this, but the approved loan pipeline, did you say, Denis, that it was $183 million?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Yes. It's up 43% from year-end and we expect it to continue to build from here. Activity is very good here as we enter into the second quarter.
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Q

And how about a weighted average rate?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Weighted - I'm not going to get into that, Matt. That gets into sort of more competitive pricing. I'm not going to get into how we price our loans.
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Q Okay. And how about the mortgage banking pipeline? Can you give us a sense of that absolute level as well as the pricing that you're seeing in the secondary market?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Yeah. I think our pipeline is around $65 million?
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

No, $70 million.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

$70 million. And what was the second part of your question?
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Q Looking at the pricing you're seeing in the secondary market. I'm trying to get at gain on sales margins that we can expect.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

I don't know that I have that. It's still in the 1.75% to 2% range.
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Q Perfect. And then just broadly, the TCE ratio looks likes it's on track to accrete about 7% by year -end as you guys have projected, and CEBK appears to be integrating smoothly. Currency is strong. When might you do another deal, and in which direction might you like to extend the franchise? Just broad macro question for you.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah, Matt, this is Chris. I mean, as we've said in the past, doing a deal is completely sort of optimistic. And given the number of franchisees out there, it's beginning increasing to be sort of a random event.

So, if our board of directors were to raise their hands and say, listen, we want to consider st rategic alternatives, we'd like to be at the table. But other than sort of on a national basis, which I predict consolidation nationally, I cannot sort of predict anything locally.

In terms of where we'd like to expand, I mean, what we've said is that we believe that the vast majority of the economic activity in Massachusetts is along 495, a little bit beyond 495 east. So, now we've done well with our acquisitions, Slade's, Ben and the Central. So, looking to expand sort of incrementally out from where we are has sort of been our past MO and that's worked well.
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Q

Thank you.
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Operator: Our next question is from Aaron Brann with KBW. Please go ahead.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Good morning, gentlemen. How are you doing?
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Hi, Aaron.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

One of the things that we've heard from many banks this earnings season is that loan pricing, particularly for commercial loans, is intensifying. Are you seeing that as well?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Yes, this is Denis, Aaron-certainly it's competitive. We see the occasional sort of
2005, 2006 kind of pricing, but it's not overwhelming. We've enough business development capability that we're able to generate the kind of both pricing and underwriting terms that meet our desire.

Last year, we looked at, I think, $1.8 billion of credit opportunity. We closed just shy of $900 million. So, we're bringing enough new opportunities in that I guess perhaps we can be somewhat selective. But it is competitive. We do see pricing pressure, also term pressure. But it's not overwhelming like it was back in sort of 2005, 2006.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. And then, secondly, I saw in the press release that your securities portfolio expanded in order to strengthen your liquidity position. Do you believe that, that processes is complete, or should we expect further additions to your securities portfolio?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

You shouldn't expect in the near-term robust changes in our securities portfolio. The portfolio increases now generally for collateral purposes, but also to improve our liquidity position. I think longer term, this bank will have a bigger securities portfolio. If you just look at, from a regulatory perspective, guidance is pushing for greater on-balance sheet liquidity. So I think longer term this bank will have bigger securities portfolio. But we're not particularly enamored with a big securities portfolio in today's rate environment. And you can see that by the way we've managed it. The portfolio is sub-10% of assets. So, we're not a big - not very enamored with a large securities portfolio today.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

And my final question is, your salary and compensation line increased. Obviously, part of that is probably the normal seasonality, part of it is the full quarter of Central Bancorp. Could you just quantify what was the seasonal impact on a dollar basis this quarter that may drop off into 2Q?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

I'm not sure I have that here, Aaron. Also keep in mind, there was severance in that category as well. It's about
$350,000 of severance associated with our mortgage operation that inflates it to - beyond that is a payroll tax category, which is a little higher here in the first quarter. I'm not sure I have the detail of the number, but I don't have that level of detail with me Aaron.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. And I'm sorry. I do have one more question. I believe in your prepared remarks, you mentioned that you've already realized 43% of the cost saves with respect to the Central Bancorp acquisition. Are there more to be ahead or in the months - since the deal is closed, have you gotten basically everything now that you think you can get?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

We're largely done. There may be some modest saves beyond this. But we work very hard and very diligently right around the time of closing and the time of systems conversion to get out the vast, vast majority of the saves and that's where we're now.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

All right. Well, I appreciate that very much.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure. Thank you.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Have a nice day.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

You too.
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Operator: Your next question is from Mac Hodgson with SunTrust Robinson Humphrey. Go ahead, please.
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Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Hi, good morning.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Good morning. Hey Mac.
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Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Denis, just a question on the guidance. I may have missed this, but just curious if there was any change to the loan guidance, the expense guidance and the fee income guidance given relative to what you gave last conference call?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

No. We think we'll be ballpark in the same areas in each of those. I think we've guided deposit growth 3% to 4%, loan growth 4% to 5%, if I remember correctly.
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Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Yeah.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Will be in those both ballparks. Yeah, loan growth 4% to 5%, deposits 3% to 4%, that's what we're still thinking. Certainly, we expected what happened in the first quarter, little - actually 70 basis point reduction in the loan portfolio and no deposit growth. So, those were expected. No significant variance from what we anticipated. So, we still feel good about those loan and deposit numbers. And similarly on the expense and the fee income side, no real surprises.
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Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Okay. Great. You continue to have excellent asset quality. There was a little bit of an up-tick in new non- performers. I was just curious if you give some color there.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

It's a handful of commercial credits that migrated into either delinquency or into non-performing. We're not concerned about the loss associated with those. We knew that there was some weakness there. But, overall, it's very modest, Mac. When you look at that level of increase on $3.1 billion commercial portfolio, it's very modest.

Our commercial team is confident that we have them well in control and any losses associated with it are in the guidance we gave you in January, and that we just reaffirmed now in April. So, we're not concerned.

We're actually feeling pretty good about what's going in the consumer side even though that's a smaller side of our portfolio. About a third of our loan portfolio is in the consumer real estate side and that appears to be improving quite significantly. So, we're feeling pretty confident relative to the guidance that we provided in January and just reaffirmed today.

Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Okay, great. Just one last topic. I was curious, on the Boston, kind of Boston office or just adding the commercial bankers to the Boston investment management office. Just curious, will those be new hires and will there be any sort of different approach or kind of like a target business size that you'd be going after or it'd be kind of the same typical plan?
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

It's going to be a combination. It's important when you open up a new office like that, not to have everybody new, because you want the company culture and approach to be sort of present in the office. So, it will be a combination of both the investment side and the commercial lending side. And we're not going to - it's not going to be a target always. We have a good chunk of our commercial portfolio in Boston right now. I think it's, what, 9%, 9% of our commercial loans outstanding. So, we're in there now. We don't have an office. Having an office will give us more of a presence and more of a visible commitment to the city.
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Mac Hodgson
Analyst, SunTrust Robinson Humphrey

Okay, great. Thanks.
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Operator: Your next question is from David Darst with Guggenheim Securities. Go ahead, please.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning.
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David W. Darst
Analyst, Guggenheim Securities LLC

I guess part of the acquisition of Central was that it would require some significant investment in those branches.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah.
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David W. Darst
Analyst, Guggenheim Securities LLC

Is that in the run rate for this year or is that something that's been capitalized?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Well, it's generally all capitalized because it's either a leasehold or owned facility improvement. So, vast majority of that would be capitalized unless it was relatively immaterial. We are not finished with the renovations. We're going to renovate all the facilities in Central. They really needed it. And I think six of the nine are done. The other three are more significant projects that will be done - two of the three will be done later this year. The third one might fall into winter early next year. But six of the nine are done. And therefore, it would be in the current run rate.

David W. Darst
Analyst, Guggenheim Securities LLC

And I guess are you seeing an increase in branch activity and kind of new business development in those six that you've done the renovations?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Early days.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah, it's early days. I think the - probably a more significant factor is that we've been able to bring our sort of the Rockland Trust products, services and sort of customer service approach to the market and that has generated some nice business. Separate it - teasing that apart from sort of having a fresh coat of paint and some new counters and new logos, it's tough to tell. I think it's mostly the people driving the increased activity.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

And I would say, let's be clear here, these are early days. We've essentially - the focus initially is close, convert, cost saves, yet some renovations. But now, it's on growth and these are clearly early days here. There is lots of opportunity in that footprint and we want to go after it in a very methodical way. So, activity will increase. We've just began - for example, across our footprint. But certainly there's big emphasis in the newer footprint. We've just began our spring marketing campaign. So, we feel good about our prospects there. But, it's going to take some time to execute it.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. And Denis, as you're talking about your ALCO position, is that a discussion that you're having with the regulators? And are they may be encouraging you or it appears, do you think, they become more asset sensitive?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

No. Certainly, we have conversations with our regulators relative to many things. But, certainly one of the biggest risks today in banking is got to be interest rate risk. And we think we're managing it pretty effectively. The regulators don't sit down and encourage you one way or the other. But, let's just say that our dialogue with the regulators relative to our interest position is very good.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

So, we - this can being asset sensitive here is somewhat painful. But, we believe it's the right thing to do. We can't necessarily form an opinion on when rates are going up or if they are going up. But there is a lot of danger that can be created by putting a lot of fixed rate product on your books today. And that's sort of philosophically how we think about it.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. And both of you in your comments used the word slash-and-burn in regarding expense management. Are you seeing other banks more aggressively take that approach, and then doing that are they withdrawing from the market and from some of their customer service revenues?
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah, I think our reaction or our comment there is really getting at sort of what we have been doing over time. We have accomplished a lot at Rockland Trust over the last several years through operational consolidation, branch closure, branch consolidation, renegotiation of major contracts, rethinking fees, getting into the swap business, for example, which is good for the customers and good for the fee income line. We've really been very sort of stepwise, methodical and careful about this.

We have also deliberately maintained our investments in things like our investment management business development group. We have 14 people who are focused exclusively in business development. That's why you're seeing increased performance there.

We're reluctant to cut significantly in the muscle. We have all experienced in our careers, and I won't put any names, but large organizations that have taken a very significant sort of one-time let's get out 10% of the cost structure. And our experience has been that completely decimates an organization's ability to grow and serve customers.

So, while we recognize we have an expense ratio that needs to come down-and we are looking at a number of ways to do that, both on the revenue enhancement and expense reduction-there are other banks who have announced major cost reduction programs and laid out expectations. We're going to continue our MO, which is focusing in a disciplined way how we can incrementally take out costs without impacting the viability and sustainability of our business going forward and our ability to generate shareholder value. That's probably more than you wanted to hear. Denis, what would you add to that?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

I think that's absolutely right. That's how we continue to think about it.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay, great. Good job. Thank you.
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Operator: [Operator Instructions] Showing no further questions in our queue, this will conclude the question - and-answer session. I would like to return the conference back over to management for any closing remarks.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Great. Well, thank you much, thank you very much everybody. We appreciate you joining us on our call this morning. And we look forward to giving you another update in three months. Have a good weekend. Thank yo u. Bye.
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Operator: The conference is now concluded. Thank you for attending today's presentation. Please disconnect your lines.